TIAA-CREF LIFE FUNDS

TIAA-CREF Life Real Estate Securities Fund

SUPPLEMENT NO. 4

Dated February 26, 2009

to the May 1, 2008 Prospectus

CHANGE TO FUND’S INVESTMENT OBJECTIVE AND STRATEGIES

Effective immediately, the TIAA-CREF Life Real Estate Securities Fund’s (the “Fund”) investment objective and investment strategies have been revised to remove and deemphasize references to investments in fixed-income securities. This change is occurring to make the disclosure match the Fund’s actual and prospective investment program, and will not result in a change in the management of the Fund’s portfolio. Therefore, the Fund’s investment objective in the section entitled “Investment Objective” on page 16 of the Prospectus should read as follows:

“The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.”

Additionally, the first sentence of the first paragraph under the section entitled “Principal Investment Strategies” on page 16 of the Prospectus should be revised and accompanied by a new second sentence, as outlined below:

“Under normal circumstances, the Fund invests at least 80% of its assets in securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund will invest primarily in equity securities of such companies.”

Finally, the following sentence should be added to the end of the first paragraph in this same section of the Prospectus:

“From time to time, the Fund may also invest in debt securities of companies principally engaged in or related to the real estate industry.”

CHANGE TO THE FUND’S BENCHMARK INDEX

Effective April 1, 2009, the Fund’s benchmark index will change from the Dow Jones Wilshire Real Estate Securities Index to the FTSE NAREIT Equity REITs Index. Therefore, the following language should be added to the end of the final paragraph of the section entitled “Principal Investment Strategies” on page 16 of the Prospectus:

“Effective April 1, 2009, the Fund’s benchmark index will change to the FTSE NAREIT Equity REITs Index (the “NAREIT Index”).”

Additionally, the following section should be added immediately after the section entitled “Dow Jones Wilshire Real Estate Securities Index” on pages 32-33 of the Prospectus:

“FTSE NAREIT Equity REITs Index

Effective April 1, 2009, the new benchmark index for the Real Estate Securities Fund will be the NAREIT Index. The NAREIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded equity REITs as a whole. The constituents of the NAREIT Index are those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an equity REIT if 75% or more of its gross invested book assets are invested in real property. Constituents of the NAREIT Index must meet FTSE’s standard index methodology including minimum size, liquidity criteria and free float adjustments. Only companies valued at more than $100 million (on the date at which the data for the review are taken) will be included in the index. Securities which have not turned over at least 0.5% of their shares in issue (after the application of investability weightings) per month for ten of the twelve months prior to a full market review are not eligible for inclusion in the index. Existing constituents of the NAREIT Index failing to trade at least 0.5% of their shares in issue (after the application of any investability weightings) per month for more than four of the twelve months prior to the review will be removed. An issuer that has a free float of less than or equal to 15% will be ineligible for inclusion in the index.

The Real Estate Securities Fund is adopting the NAREIT Index as its new benchmark for a number of reasons. The NAREIT Index is considered to be a more a comprehensive and actively monitored benchmark, and contains better index constituency disclosure and data availability. In addition, NAREIT is the most widely used benchmark provider among peer funds and is one the largest and most respected advocacy groups in the industry.”

A11813 (2/09)

TIAA-CREF LIFE FUNDS

TIAA-CREF Life Real Estate Securities Fund

SUPPLEMENT NO. 6

dated February 26, 2009

to the May 1, 2008 Statement of Additional Information

CHANGE TO FUND’S INVESTMENT OBJECTIVE AND STRATEGIES

Effective immediately, the TIAA-CREF Life Real Estate Securities Fund’s (the “Fund”) investment objective and investment strategies have been revised to remove and deemphasize references to investments in fixed-income securities. This change is occurring to make the disclosure match the Fund’s actual and prospective investment program, and will not result in a change in the management of the Fund’s portfolio. Therefore, the first sentence under the section entitled “Real Estate Securities” on page B-13 of the SAI should be replaced with the following sentence:

“As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”).”

A11814 (2/09)